                                                                 Exhibit 16

                            POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned,   WADDELL
& REED ADVISORS ASSET STRATEGY FUND, INC., WADDELL & REED ADVISORS CASH
MANAGEMENT, INC., WADDELL & REED ADVISORS CONTINENTAL INCOME FUND, INC.,
WADDELL & REED ADVISORS FUNDS, INC., WADDELL & REED ADVISORS GLOBAL BOND
FUND, INC., WADDELL & REED ADVISORS FIXED INCOME FUNDS, INC., WADDELL &
REED ADVISORS HIGH INCOME FUND, INC., WADDELL & REED ADVISORS INTERNATIONAL
GROWTH FUND, INC., WADDELL & REED ADVISORS MUNICIPAL BOND FUND, INC.,
WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC., WADDELL & REED
ADVISORS MUNICIPAL MONEY MARKET FUND, INC., WADDELL & REED ADVISORS NEW
CONCEPTS FUND, INC., WADDELL & REED ADVISORS RETIREMENT SHARES, INC.,
WADDELL & REED ADVISORS SMALL CAP FUND, INC., WADDELL & REED ADVISORS TAX-
MANAGED EQUITY FUND, INC., WADDELL & REED ADVISORS VALUE FUND, INC.,
WADDELL & REED ADVISORS VANGUARD FUND, INC., W&R TARGET FUNDS, INC.,   W&R
FUNDS, INC. AND WADDELL & REED INVESTED PORTFOLIOS, INC. (each hereinafter called the Corporation), and certain directors and officers for the
Corporation, do hereby constitute and appoint KEITH A. TUCKER, DANIEL C.
SCHULTE and KRISTEN A. RICHARDS, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable each Corporation to comply with the Securities Act of
1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940,
as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such directors and officers in his/her behalf as such director or officer as indicated
below opposite his/her signature hereto, to any Registration Statement and to any amendment or supplement to the Registration Statement filed with the
Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such
Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date:  May 15, 2002                     /s/Henry J. Herrmann
                                       --------------------------
                                       Henry J. Herrmann, President

/s/Keith A. Tucker          Chairman of the Board       May 15, 2002
-------------------                                     -----------------
Keith A. Tucker

/s/Henry J. Herrmann        President and Director      May 15, 2002
--------------------                                    -----------------
Henry J. Herrmann

/s/Theodore W. Howard       Vice President, Treasurer   May 15, 2002
--------------------        and Principal Accounting    -----------------
Theodore W. Howard          Officer

/s/James M. Concannon       Director                    May 15, 2002
--------------------                                    -----------------
James M. Concannon

/s/John A. Dillingham       Director                    May 15, 2002
--------------------                                    -----------------
John A. Dillingham

/s/David P. Gardner         Director                    May 15, 2002
-------------------                                     -----------------
David P. Gardner

/s/Linda K. Graves          Director                    May 15, 2002
--------------------                                    -----------------
Linda K. Graves

/s/Joseph Harroz, Jr.       Director                    May 15, 2002
--------------------                                    -----------------
Joseph Harroz, Jr.

/s/John F. Hayes            Director                    May 15, 2002
--------------------                                    -----------------
John F. Hayes

/s/Robert L. Hechler        Director                    May 15, 2002
--------------------                                    -----------------
Robert L. Hechler

/s/Glendon E. Johnson       Director                    May 15, 2002
--------------------                                    -----------------
Glendon E. Johnson

/s/Frank J. Ross, Jr.       Director                    May 15, 2002
--------------------                                    -----------------
Frank J. Ross, Jr.

/s/Eleanor B. Schwartz      Director                    May 15, 2002
--------------------                                    -----------------
Eleanor B. Schwartz

/s/Frederick Vogel III      Director                    May 15, 2002
--------------------                                    -----------------
Frederick Vogel III

Attest:

/s/Kristen A. Richards
--------------------------------
Kristen A. Richards
Secretary